                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of June, 1996.



                                        /s/ Thomas A. Hiatt
                                        --------------------------------
                                        Thomas A. Hiatt

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1996



                                        /s/ William N. Plamondon
                                        --------------------------------
                                        William N. Plamondon

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1996.



                                        /s/ Marcy H. Shockey
                                        --------------------------------
                                        Marcy H. Shockey

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1996.



                                        /s/ Richard J. Uhl
                                        --------------------------------
                                        Richard J. Uhl

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of June, 1996.



                                        /s/ Solomon A. Weisgal
                                        --------------------------------
                                        Solomon A. Weisgal

                                                                    EXHIBIT 24.1





                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Mitchell C. Kahn and Thomas R. Ehmann, and each of them, any one of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-8 (the "Registration Statement") relating to the registration of shares of common stock, par value $.01 per share, of First Merchants Acceptance Corporation offered in connection with the First Merchants Acceptance Corporation 1994 Equity Incentive Plan, and any and all amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of August, 1996.



                                        /s/ Stowe W. Wyant
                                        --------------------------------
                                        Stowe W. Wyant